Earl M. Cohen, CPA, PA
2505 NW Boca Raton Boulevard, Suite 202
Boca Raton, FL 33431
Phone: 561-347-1608






                       Choice Waste System Holdings, Inc.
                         Pro Forma Financial Statements



Effective November 30, 2002, the Company acquired Choice Sanitation, LLC, Choice Sanitary Services of Florida, Inc., American Waste, LLC and T & W Lakeside, Inc. by issuing a total of 4,191,694 common shares. Under generally accepted accounting principles, the transaction has been reflected as a reorganization.

The accompanying unaudited pro forma condensed combined balance sheets as of December 31, 2001 and September 30, 2002 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2001 and for the nine months ended September 30, 2002 assumes the acquisition occurred on January 1, 2001. The pro forma information is based upon the historical financial statements of the companies presented. The pro forma condensed financial statements are not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the acquisition been in effect as of the date or for the periods presented. The pro forma financial information should be read in conjunction with the Company's historical financial statements.

                       CHOICE WASTE SYSTEM HOLDINGS, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 2001
                                   (UNAUDITED)



                            Choice Waste                        Choice
                            System                              Sanitary      American  T&W          ProForma
                            Holdings,         Choice            Services of   Waste,    Lakeside     Adjust-             ProForma
          ASSETS            Inc.              Sanitation LLC    Florida, Inc. LLC       Inc.         ments               Combined
                          ---------           ----------         --------      ---      --------     --------              -------
CURRENT ASSETS
Cash                              -               $31,701         $3,661       -            -              -               $ 35,362
Accounts
Receivable                        -               338,537         19,753       -            -              -                358,290
Prepaid expenses
& other current
assets                            -                     -              -       -            -              -                      0
Due from affiliate
                                  -                     -              -       -            -              -                      0
                              --------         ----------      ---------     -----       -------        ------             --------
  Total
  Current Assets                  -               370,238         23,414       -            -              -                393,652
                              --------         ----------      ---------     -----       -------        -------            --------
PROPERTY &
EQUIPMENT - NET                   -             1,577,141        205,772       -            -              -              1,782,913
                              --------         ----------      ---------     -----       -------        -------           ---------
OTHER ASSETS
Lease acquisition costs -
net                               -                 4,704        -             -            -              -                  4,704
Deposits                          -                 2,713          3,844       -            -              -                  6,557
Loans receivable - member                                                                      (a)
                                  -               112,454        -             -            -             (112,454)               0
                              --------          ---------    ---------      ------       -------         ----------       ---------
  Total
  Other Assets                    -               119,871          3,844       -            -             (112,454)          11,261
                              --------          ---------      ---------    ------       -------         ----------       ---------

TOTAL ASSETS                      -            $2,067,250       $233,030       -            -            ($112,454)      $2,187,826
                              ========          =========       ========    ======       =======         ==========       =========


                       CHOICE WASTE SYSTEM HOLDINGS, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 2001
                                   (UNAUDITED)


                                                           Choice
                          Choice                           Sanitary
                          Waste                            Services
                          System              Choice       of             American   T & W            ProForma
                          Holdings,           Sanitation   Florida,       Waste,     Lakeside,        Adjust-              ProForma
LIABILITIES               Inc.                LLC          Inc.           LLC        Inc.             ments                Combined
--------------            ---------           -------      ---------      -------    --------         --------             --------
LIABILITIES &
STOCKHOLDERS'
EQUITY

CURRENT LIABILITIES
Current portion of
notes payable                  -               499,641        47,424       -             -               -               547,065
Current portion of
capital lease obligation
                               -                 6,854         7,968       -             -                                14,822
                                                                                             (a)
Accounts Payable               -               381,864        35,076       -            800              -               417,740
Payroll taxes payable
                               -               110,005             -       -             -               -               110,005
Accrued interest                                                                             (c)
                               -               251,938             -       -             -              (251,938)              0
Notes payable - member
                               -             1,458,150             -       -               - (c)      (1,458,150)              0

Note payable                   -                     -         5,000       -             -               -                 5,000
Due to Stockholder
                               -                     -        53,846       -             -               -                53,846
                            -------          ---------      --------    -------       -------       ----------          --------
 Total
 Current
 Liabilities                   -             2,708,452       149,314       -            800           (1,710,088)      1,148,478
                            --------        ----------       -------    -------        ------         -----------      ---------


LONG TERM DEBT
Notes payable, less
current portion
                               -               438,174       111,113       -             -               -               549,287
Capital lease
obligation, less
current portion
                               -                19,506         4,159       -             -               -                23,665
                            -------            -------      --------    -------       --------      -----------          -------
 Total
 Long term debt                -               457,680       115,272       -             -               -               572,952
                            --------          --------      --------    -------       --------      ----------         ---------


                       CHOICE WASTE SYSTEM HOLDINGS, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 2001
                                   (UNAUDITED)


                                                         Choice
                          Choice                         Sanitary
                          Waste                          Services of
                          System        Choice           Florida,      American     T & W                ProForma
                          Holdings,     Sanitation LLC   Inc.          Waste, LLC   Lakeside,            Adjust-           ProForma
EQUITY                    Inc.                                                      Inc.                 ments             Combined
---------                 ---------    --------          --------       --------    --------          ----------           -------
STOCKHOLDERS'
EQUITY
                                                                                            (b)
Common Stock                     500         -                  100       -            100                   110           4,302
                                                                                            (c)              997
                                                                                            (d)            2,495
Member's equity                    -      (1,098,882)       -             -                 (a)        (112,454)               0
                                                                                            (d)        1,211,336

Add'l paid in                                                                               (b)          247,390         892,440
Capital                            -         -              -             -                 (c)        1,709,091
                                                                                            (d)      (1,064,041)
Stock
subscriptions                                                                               (d)
receivable                     (500)         -              -             -           (100)                  100           (500)

Retained earnings                                                                  (800)(b)            (247,500)       (429,846)
                             -               -             (31,656)       -             (d)            (149,890)
                          --------       ---------         --------    ------     ---------           ----------       ---------
 Total
 Stockholders'
 Equity                      -          (1,098,882)        (31,556)       -           (800)            1,597,634         466,396
                          -------       ----------         --------    -------        -----            ---------       ---------

TOTAL LIABILITIES &
STOCKHOLDERS'
EQUITY
                             -          $2,067,250         $233,030       -             -          ($112,454)         $2,187,826
                          =======       ==========         ========    ======        =======        =========          =========



                       CHOICE WASTE SYSTEM HOLDINGS, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)


                                                           Choice
                         Choice Waste                      Sanitary
                         System                            Services of
                         Holdings,         Choice          Florida,      American      T & W         ProForma
                         Inc.              Sanitation LLC  Inc.          Waste, LLC    Lakeside,     Adjust-         ProForma
                         ---------         ----------      --------      --------      Inc.          ments           Combined
                                                                                      --------      --------          --------
OPERATING REVENUES
                               -            $3,250,242      $ 79,688       -             -              -             $3,329,930
                           ---------        ----------     ---------    -------       --------       --------         ----------

COSTS & EXPENSES
 Operating                     -             2,221,800        44,617       -             -              -              2,266,417
 Selling,
 General &
 Administrative                -               672,490        39,635       -          800 (b)            247,500         960,425
 Depreciation &
 Amortization                  -               280,403        18,929       -             -              -                299,332
                           ---------          --------       -------    -------       -------        --------          ---------
  Total Costs
  And Expenses                 -             3,174,693       103,181       -         800                 247,500       3,526,174
                           --------          ---------      --------    -------     --------            --------       ---------

INCOME (LOSS)
FROM OPERATIONS                -                75,549      (23,493)       -        (800)              (247,500)       (196,244)
                           --------         ----------      --------     -----      ------             ---------       ---------
OTHER INCOME
 (EXPENSES)
 Interest
 Expense                       -             (230,623)       (8,163)       -             -              -              (238,786)
 Interest Income               -                 5,184       -             -             -              -                  5,184
 Loss on
 Disposal of
 Assets                        -              -              -             -             -              -                      0
                           ---------      ---------      ---------      --------      --------       --------          ---------
  Total Other
   (Expenses)                  -             (225,439)       (8,163)       -             -              -              (233,602)
                           ---------         ---------     ---------    --------      --------       --------          ---------
NET INCOME(LOSS)
                               -             (149,890)     ($31,656)       -           ($800)         ($247,500)      ($429,846)
                           =========         =========     =========    =======       =======         ==========      ==========

LOSS PER SHARE                                                                                                           ($0.10)
                                                                                                                       =========

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                                                   4,301,694
                                                                                                                      ==========


                       CHOICE WASTE SYSTEM HOLDINGS, INC.
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001
                                   (UNAUDITED)





 (a) Adjustment to reclassify loans receivable - member as a distribution to the member.

 (b) Adjustment to record 110,000 common shares issued at a value of $2.25 per share to employees for compensation.

 (c) Adjustment to record 997,253 common shares issued at a value of $2.25 per share in payment of notes payable - member and related accrued interest.

(d) Adjustment to reflect  reorganization  as if it had occurred on January
     1, 2001. Pursuant to SAB Topic 4B, all accumulated net losses as of January 1, 2001 have been recorded against additional paid-in capital.

                       CHOICE WASTE SYSTEM HOLDINGS, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                   (UNAUDITED)


                                                               Choice
                            Choice Waste                       Sanitary
                            System                             Services of
                            Holdings,          Choice          Florida, Inc.  American     T & W        ProForma
                            Inc.               Sanitation LLC  --------       Waste, LLC   Lakeside     Adjust-          ProForma
          ASSETS            ---------          ----------                     --------     Inc.         ments            Combined
          ------                                                                           --------     --------         --------
CURRENT ASSETS
Cash                              -               $45,739         $7,724       $5,512         $311         -               $ 59,286
Accounts
Receivable                        -               267,830         16,414       40,530        7,498         -                332,272
Accounts Receivable -
Related Parties
                                                                                             2,891         -                  2,891
Stock Subscriptions
Receivable
                                      500               -              -            -            -         -                    500
Prepaid expenses
& other current
assets                             30,000           3,211              -        1,687            -         -                 34,898
Due from affiliate                                                                             (g)
                                  -                31,000              -       -            -              (31,000)               0
                              --------         ----------      ---------     -----       -------           --------        --------
  Total
  Current Assets                   30,500         347,780         24,138       47,729    10,700            (31,000)         429,847
                              --------         ----------      ---------    -------      -------           --------        --------
PROPERTY &
EQUIPMENT - NET                   -             1,728,173        351,741      341,421       -              -              2,421,155
                              --------         ----------      ---------    -------      -------           --------       ---------
OTHER ASSETS
Lease acquisition costs -
net                               -                 6,971        -             -            -              -                  6,971
Deposits                          -                14,365          6,530        5,849       -              -                 26,744
Loans receivable - member                                                                      (a)
                                  -               125,485        -             -            -             (125,485)               0
                              --------          ---------    ---------      ------       -------         ----------       ---------
  Total
  Other Assets                    -               146,821          6,530        5,849       -             (125,485)          33,715
                              --------          ---------      ---------    ------       -------         ----------       ---------

TOTAL ASSETS                      $30,500      $2,222,774       $382,409     $394,819      $10,700       ($156,485)      $2,884,717
                              ========          =========       ========    ======       =======         ==========       =========


                       CHOICE WASTE SYSTEM HOLDINGS, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                   (UNAUDITED)



                                                             Choice
                          Choice Waste                       Sanitary
                          System                             Services of
                          Holdings,          Choice          Florida,      American     T & W          ProForma
                          Inc.               Sanitation LLC  Inc.          Waste, LLC   Lakeside,      Adjust-         ProForma
LIABILITIES               ---------          ----------      --------      --------     Inc.           ments           Combined
--------------                                                                          --------       --------        --------
LIABILITIES &
STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of
notes payable                   -               444,339        73,125       87,420        -              -               604,884
Current portion of
capital lease obligation
                                -                11,629        12,385       -             -              -                24,014

Accounts Payable                -               394,868        69,384       25,460            381        -               490,093
Payroll taxes payable
                                -                60,005             -       -             -              -                60,005
Income taxes payable                                                                          (d)
                                -                     -             -       -               6,600         (6,600)              0
Accrued interest                                                                             (C)
                               -               361,300             -       -             -              (361,300)              0
Notes payable - member                                                              -        (C)
                               -             1,458,150             -       -                          (1,458,150)              0
Note payable                   -                     -         5,000       -             -               -                 5,000
Due to Stockholder
                               -                     -        85,903       -               1,595         -                87,498

Loans payable - member
                               -                24,265             -        64,000       -               -                88,265
Due to affiliate                                                                             (g)
                                31,000               -             -             -       -               (31,000)              0
                             ---------        --------      --------       -------   ---------         ----------       --------
 Total
 Current
 Liabilities                    31,000       2,754,556       245,797       176,880         8,576      (1,857,050)      1,359,759
                             ---------       ---------       -------      --------     ---------      -----------      ---------

LONG TERM DEBT
Notes payable, less
current portion
                               -               650,585       129,761       224,735       -               -             1,005,081
Capital lease
obligation, less
current portion
                               -                34,827        41,172       -             -               -                75,999
                            -------            -------      --------    -------       --------      -----------          -------
 Total
 Long term debt                -               685,412       170,933    224,735          -               -             1,081,080
                            --------          --------      --------    -------       --------      ----------         ---------





                       CHOICE WASTE SYSTEM HOLDINGS, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                   (UNAUDITED)


                                                           Choice
                        Choice Waste                       Sanitary
                        System                             Services of
                        Holdings,        Choice            Florida, Inc.   American      T & W         ProForma Adjust-
                        Inc.             Sanitation LLC     --------       Waste, LLC    Lakeside      ments             ProForma
EQUITY                  ---------        ----------                      --------        Inc.          --------          Combined
---------                                                                                --------                        --------
STOCKHOLDERS'
EQUITY
                                                                                              (b)
Common Stock                      500         -                   133       -            100                    110           4,413
                                                                                              (c)               997
                                                                                              (e)             2,462
                                                                                              (f)               111
Member's equity
                                    -      (1,217,194)        -             (6,796)           (a)         (125,485)               0
                                                                                              (e)         1,599,106
                                                                                              (f)         (249,631)
Add'l paid in
Capital                             -         -                25,005       -                 (b)           247,390       1,149,172
                                                                                              (c)         1,818,453
                                                                                              (e)       (1,191,196)
                                                                                              (f)           249,520
Stock
subscriptions                                                                                 (e)
receivable                                    -           (11,016)          -            (75)                11,091               0

Retained earnings
                              (1,000)         -              (48,443)       -            2,099(b)         (247,500)       (709,707)
                                                                                              (d)             6,600
                                                                                              (e)         (421,463)
                          --------        ---------          --------     ------     --------            ----------       ---------
 Total
 Stockholders'
 Equity                         (500)    (1,217,194)         (34,321)       (6,796)     2,124             1,700,565         443,878
                           -------       ----------          --------    -------        -----             ---------       ---------

TOTAL LIABILITIES &
STOCKHOLDERS'
EQUITY
                              $30,500    $2,222,774          $382,409      $394,819    $10,700        ($156,485)         $2,884,717
                              =======    ==========          ========    ========      =======        =========           =========


                       CHOICE WASTE SYSTEM HOLDINGS, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)


                                                            Choice
                         Choice Waste                       Sanitary
                         System                             Services of
                         Holdings,         Choice           Florida, Inc.   American      T & W           ProForma
                         Inc.              Sanitation LLC    --------       Waste, LLC    Lakeside Inc.   Adjust-        ProForma
                         ---------         ----------                      --------      --------         ments          Combined
                                                                                                         --------       --------
OPERATING REVENUES
                               -            $2,521,708       $ 210,969      $138,888        $39,623        -            $2,911,188
                           ---------        ----------       ---------    -------          --------    --------         ----------

COSTS & EXPENSES
 Operating                     -             1,796,832          93,234     87,293           -              -             1,977,359
 Selling,
 General &
 Administrative                  1,000         568,693          78,436        44,447          5,024        -               697,600
 Depreciation &
 Amortization                  -               227,731          35,208        10,551        -              -               273,490
                             ---------        --------         -------    -------        -------       --------          ---------
  Total Costs
  And Expenses                   1,000       2,593,256         206,878       142,291          5,024                      2,948,449
                             ---------       ---------        --------    -------     --------            --------       ---------

INCOME (LOSS)
FROM OPERATIONS                (1,000)         71,548)           4,091       (3,403)         34,599        -              (37,261)
                           --------         ----------        --------       -------       --------      ---------       ---------
OTHER INCOME
 (EXPENSES)
 Interest
 Expense                       -             (219,158)        (20,878)       (4,393)        -              -             (244,429)
 Interest
 Income                        -                 4,051        -              -              -              -                 4,051
 Loss on
 Disposal of
 Assets                        -               (2,222)        -              -              -              -               (2,222)
                           ---------      ---------       ---------       --------      --------       --------          ---------
  Total Other
   (Expenses)                  -             (217,329)        (20,878)       (4,393)        -              -             (242,600)
                           ---------         ---------       ---------    --------      --------       --------          ---------
INCOME(LOSS)
BEFORE INCOME
TAX PROVISION                  (1,000)       (288,877)        (16,787)       (7,796)         34,599                      (279,861)

INCOME TAX                                                                                      (d)
PROVISION                      -              -               -              -                6,600        (6,600)               0
                           --------       ---------       ---------       --------         --------       --------       ---------
NET INCOME(LOSS)
                                $1,000      ($288,877)       ($16,787)      ($7,796)      ($27,999)       ($6,600)      ($279,861)
                             =========      ==========       =========      ========      =========       ========      ==========

LOSS PER SHARE                                                                                                             ($0.06)
                                                                                                                         =========

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                                                     4,323,371
                                                                                                                        ==========


                       CHOICE WASTE SYSTEM HOLDINGS, INC.
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)




(a) Adjustment to reclassify loans receivable - member as a distribution to the member.

(b) Adjustment to record 110,000 common shares issued at a value of $2.25 per share to employees for compensation.

(c) Adjustment to record 997,253 common shares issued at a value of $2.25 per share in payment of notes payable - member and related accrued interest.

(d) Adjustment to reverse income tax provision on T & W Lakeside, Inc. On a combined basis, there is a net loss.

(e) Adjustment to reflect reorganization as if it had occurred on January 1, 2001. Pursuant to SAB Topic 4B, all accumulated net losses as of January 1, 2001 have been recorded against additional paid-in capital.

(f) In June 2002, Choice Sanitation, LLC issued a "Subscription and Indemnification Agreement" for the offering of 444,444 units of membership at an offering price of $2.25 per unit. As of September 30, 2002, 110,947 units were sold. This adjustment reflects the issuance of 110,947 common shares for the units sold.

(g)      Adjustment to eliminate intercompany account balances.